                              EXHIBIT (10.1)(a)(1)

              ARIZONA HEALTH COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE

                               CONTRACT AMENDMENT
                                                                     Page 1 of 1

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AMENDMENT NUMBER:    CONTRACT NUMBER:    EFFECTIVE DATE OF AMENDMENT:   PROGRAM:

        1              YH6-0012-06       10/1/96                        ALTCS
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CONTRACTOR'S NAME AND ADDRESS:

      James Burns, CEO
      VENTANA HEALTH SYSTEMS
      2510 W. DUNLAP, STE 100
      PHOENIX, AZ 85021

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PURPOSE OF AMENDMENT:   To set capitation rates for Contract Year 96-97

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THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

The capitation rates (per member per month) effective 10/1/96 are as follows:


    County      Long-term care     Vent.          Vent.     Acute Care only
                                 Dependent     Dependent
                              (Institutional)    (HCBS)

   Apache          1,672.41      11,743.64      6,312.01         455.36
   Gila            2,050.14      11,743.64      6,312.01         299.60
   Greenlee        2,153.03      11,743.64      6,312.01         376.22
   LaPaz           1,901.53      11,743.64      6,312.01         363.73
   Mohave          1,778.26      11,743.64      6,312.01         319.89
   Navajo          1,812.29      11,743.64      6,312.01         334.79
   Santa Cruz      1,957.35      11,743.64      6,312.01         336.17

NOTE: Please sign, date and return both originals to:
                                                 Mark Renshaw
                                                 AHCCCS Contracts and Purchasing
                                                 701 E. Jefferson
                                                 Phoenix, AZ 85034
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EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT
REMAIN UNCHANGED AND IN FULL EFFECT.
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
SIGNATURE OF AUTHORIZED REPRESENTATIVE:    SIGNATURE OF AHCCCSA CONTRACTING OFFICER:
      James Burns                                   Michael Veit


TYPED NAME:                                TYPED NAME:
      JAMES BURNS                                   MICHAEL VEIT

TITLE:                                     TITLE:         CONTRACTS & PURCHASING
      CEO                                                 ADMINISTRATOR
DATE:                                      DATE:
      July 26, 1996                                       Jul 30 1996
